                           SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      NEW ENGLAND FUNDS TRUST I, NEW ENGLAND FUNDS TRUST II, NEW ENGLAND
         CASH MANAGEMENT TRUST and NEW ENGLAND TAX EXEMPT MONEY MARKET
                                     TRUST
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             (Name of each Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

          "Note: The proxy material contained in this filing was intended to have been filed as a part of the Registrants" filing of their definitive proxy materials (filing date 11/24/95, form type DEFS14A, accession no. 0000950130-95-002572), and was inadvertently omitted from such filing."

                               INSTRUCTION FORM

   THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED ON BEHALF OF
                       THE TRUSTEES OF NEW ENGLAND FUNDS

     The undersigned hereby instructs that all shares of any of New England Funds deemed attributable to the undersigned's contracts with the issuing insurance company be voted at the Special Meeting of Shareholders of the Funds on December 28, 1995 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice as set forth on the reverse side and on any other business that may properly come before the meeting.

     If this form is signed and returned with no choices indicated as to any proposal on which the shares represented by the undersigned contract are entitled to be voted, such shares shall be voted FOR such proposal. Any voting instructions submitted by the undersigned with respect to proposals on which the undersigned is not entitled to give voting instructions shall be disregarded.

     PERSONAL IDENTIFICATION
            NUMBER
                                                     SIGNATURE(S)
                                       -----------------------------------------

                                       -----------------------------------------

                                       DATED ____________________________ , 1995

                                     NOTE: Please sign exactly as your name
                                     appears on this card. All joint owners
                                     should sign. When signing as executor,
                                     administrator, attorney, trustee or
                                     guardian or as custodian for a minor,
                                     please give full title as such. If a
                                     corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.



                      * * * PLEASE SEE REVERSE SIDE * * *

            THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS BELOW.
                                          ---
With respect to each Fund:

1. Proposal to approve new investment advisory arrangements to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such arrangements to be identical in substance to the investment advisory arrangements in effect for the Fund immediately prior to such merger. See Page 5 of the enclosed Proxy Statement.

                                                               FOR    AGAINST   ABSTAIN
New England Balanced Fund                                      [ ]      [ ]       [ ]      (1)
New England Bond Income Fund                                   [ ]      [ ]       [ ]      (2)
New England Cash Management Trust--Money Market Series         [ ]      [ ]       [ ]      (3)
New England Cash Management Trust--U.S. Government Series      [ ]      [ ]       [ ]      (4)
New England Growth Fund                                        [ ]      [ ]       [ ]      (5)
New England Value Fund                                         [ ]      [ ]       [ ]      (6)

With respect to each Fund except New England Growth Fund:

2. Proposal to approve the new Advisory Agreement between the Fund and New England Funds Management, L.P. ("NEFM"). See page 6 of the enclosed Proxy Statement.

                                                               FOR    AGAINST   ABSTAIN
New England Balanced Fund                                      [ ]      [ ]       [ ]      (7)
New England Bond Income Fund                                   [ ]      [ ]       [ ]      (8)
New England Cash Management Trust--Market Series               [ ]      [ ]       [ ]      (9)
New England Cash Management Trust--U.S. Government Series      [ ]      [ ]       [ ]      (10)
New England Value Fund                                         [ ]      [ ]       [ ]      (11)

3. Proposal to approve a related Sub-Advisory Agreement between NEFM and the Fund's current investment advisor. See page 6 of the enclosed Proxy Statement.

                                                               FOR    AGAINST   ABSTAIN
New England Balanced Fund                                      [ ]      [ ]       [ ]      (12)
New England Bond Income Fund                                   [ ]      [ ]       [ ]      (13)
New England Cash Management Trust--Money Market Series         [ ]      [ ]       [ ]      (14)
New England Cash Management Trust--U.S. Government Series      [ ]      [ ]       [ ]      (15)
New England Value Fund                                         [ ]      [ ]       [ ]      (16)

With respect to New England Growth Fund:
                                                               FOR    AGAINST   ABSTAIN
4.  Proposal to approve authorization to issue multiple        [ ]      [ ]       [ ]      (17)
    classes of share of the Fund.  See page 8 of the enclosed
    Proxy Statement.  (Proposal 7 in Proxy Statement.)

With respect to New England Bond Income Fund:
                                                               FOR    AGAINST   ABSTAIN
5.  Proposal to approve changes in the Fund's fundamental      [ ]      [ ]       [ ]      (18)
    Investment restrictions, in order to permit the Fund to
    engage in transactions in options and futures contracts,
    and currency forward contracts.  See page 8 of the
    enclosed Proxy Statement (Proposal 8 in Proxy Statement.)

    PLEASE SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.